UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2015

Nemus Bioscience, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Town Center Drive, Suite 1770, Costa Mesa, CA 92626
(Address of principal effective offices)      (Zip Code)

Registrant's telephone number, including area code: (949) 396-0330

650 Town Center Drive, Suite 620, Costa Mesa, CA 92626
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 7, 2014 (the "Closing Date"), Nemus Bioscience, Inc. (hereinafter referred to as the "Company", "we," "us" or "our"), entered into and closed a common stock purchase agreement (the "Purchase Agreement ") with seven investors (the "Investors"), pursuant to which the Company sold 241,663 shares of our common stock (the "Purchased Shares") in exchange for aggregate proceeds of $724,989, or $3.00 per share.

In connection with the Purchase Agreement, we entered into a registration rights agreement on the Closing Date (the "Registration Rights Agreement"), pursuant to which we agreed to register: (1) 100% of the Purchased Shares; and (2) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing on a registration statement to be filed initially with the Securities and Exchange Commission (the "SEC")  within one hundred eighty (180) days after the Closing Date and use our best efforts to have it declared effective as soon as practicable.

The foregoing descriptions of the Purchase Agreement and Registration Rights Agreement are not complete and are qualified in their entireties by reference to the full text of the Purchase Agreement and Registration Rights Agreement, copies of which are filed as Exhibit 10.1 and 10.2, respectively, to this report and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.  The Purchased Shares were issued in a transaction which we believe satisfies the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, which exemption is specified by the provisions of Section 4(2) of that act and Rule 506 of Regulation D promulgated pursuant to that act by the SEC. The Investors have represented that they are accredited investors, as that term is defined in Regulation D, and that they are acquiring the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 8.01 Other Events.

Effective January 7, 2015, the Company changed its office suite from Suite 620 to Suite 1770. The new address of the Company is 650 Town Center Drive, Suite 1770, Costa Mesa, CA 92626.

Item 9.01Financial Statement and Exhibits.

(d)  Exhibits
Exhibit Number	Description
10.1	Common Stock Purchase Agreement, dated January 7, 2015, by and between Nemus Bioscience, Inc. and the Investors
10.2	Registration Rights Agreement, dated January 7, 2015, by and between Nemus Bioscience, Inc. and the Investors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nemus Bioscience, Inc.

Date: January 9, 2015	By:	/s/ John Hollister
John Hollister Chief Executive Officer